UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 9, 2024

HEALTHEQUITY, INC.

Delaware	001-36568	52-2383166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 West Scenic Pointe Drive
Suite 100
Draper, Utah 84020
(801) 727-1000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HQY	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
This Current Report on Form 8-K is being filed in connection with the completion of the transactions contemplated by that certain Custodial Transfer and Asset Purchase Agreement (the “Purchase Agreement”), dated as of September 18, 2023, by and between HealthEquity, Inc., a Delaware corporation (“HealthEquity”), and Conduent Business Services, LLC, a Delaware limited liability company (“Conduent”).
Item 2.01    Completion of Acquisition or Disposition of Assets
On May 9, 2024, HealthEquity and Conduent completed the transactions contemplated by the Purchase Agreement. Pursuant to the Purchase Agreement, approximately 616,000 health savings accounts and other accounts and $2.7 billion of HSA assets were transferred from Conduent to HealthEquity in three separate tranches for an aggregate purchase price of $425.0 million. HealthEquity paid the aggregate purchase price using $225.0 million of borrowings under its revolving credit facility, with the remainder paid using cash on hand.
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed herewith as Exhibit 2.1 and is incorporated by reference herein.
Item 7.01    Regulation FD Disclosure
On May 14, 2024, HealthEquity issued a press release announcing the completion of the closing, a copy of which is attached hereto as Exhibit 99.1.
The information in Exhibit 99.1 is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
2.1
Custodial Transfer and Asset Purchase Agreement, dated as of September 18, 2023, by and between Conduent Business Services, LLC and HealthEquity, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of HealthEquity, Inc., filed on September 18, 2023)*

99.1	Press Release of HealthEquity, Inc., dated May 14, 2024
104	Cover Page Interactive Data File (formatted in Inline XBRL)
* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. HealthEquity hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHEQUITY, INC.
Date: May 14, 2024	By:	/s/ James Lucania
	Name:	James Lucania
	Title:	Executive Vice President and Chief Financial Officer